Promissory Note	12 Months Ended
Dec. 31, 2025
Promissory Note [Abstract]
Promissory Note [Text Block]
6.	Promissory Note

In April, 2025, the Company issued an unsecured promissory note to a board member in the principal amount of $440. The note bears interest at 11% per annum and matures on April 9, 2026. Interest is payable at maturity, and all unpaid principal and accrued interest are due on the maturity date. As of December 31, 2025, the outstanding principal balance of the note was $440 and was classified as short-term debt on the consolidated balance sheet. Accrued interest totaled $40 as of December 31, 2025 and was included in accrued expenses and other current liabilities on the consolidated balance sheets.